                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[  ] Preliminary Proxy Statement                      [_] Confidential, for use
                                                          of the Commission only
[X] Definitive Proxy Statement                            (as permitted by
                                                          Rule 14a-6(e)(2)
[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-12

                           JAVO BEVERAGE COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check one appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

    4)  Proposed maximum aggregate value of transaction:

    5)  Total Fee Paid:

[_] Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                                  [Javo logo]

                                  June 14, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Javo Beverage Company, Inc., which will be held on Thursday, July 29, 2004, at Big Canyon Country Club located at One Big Canyon Drive, Newport Beach, California 92660, commencing at 4:00 p.m. (PDT). Your Board of Directors and management look forward to greeting personally those shareholders who are able to attend.

At the meeting, your Board of Directors is asking stockholders to elect nine Directors as described more fully in the accompanying Proxy Statement, which you are urged to read thoroughly. Your Board of Directors recommends a vote "FOR" each of the nominees.

It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to return a proxy as promptly as possible by signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid envelope.
Thank you in advance for your participation.

                                                  Sincerely,

                                                  /s/ Cody C. Ashwell

                                                  Cody C. Ashwell
                                                  CHAIRMAN OF THE BOARD
                                                  AND CHIEF EXECUTIVE OFFICER

                           JAVO BEVERAGE COMPANY, INC.
                              1311 SPECIALTY DRIVE
                             VISTA, CALIFORNIA 92081
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 29, 2004
                               AND PROXY STATEMENT
                            ________________________

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Javo Beverage Company, Inc., a Delaware Corporation, (the "Company") will be held at Big Canyon Country Club located at One Big Canyon Drive, Newport Beach, California 92660, on Thursday, July 29, 2004 at 4:00 p.m., Pacific Daylight Time, for the following purposes:

         1.       To elect nine (9) Directors, each to serve for the term of one
                  (1) year or until his successor shall have been duly elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The nominees for election to the Board of Directors at the Annual Meeting are all currently members of the Company's Board of Directors. They are described more fully in this Proxy Statement. Only holders of the Company's Common Stock as of the close of business on the record date of June 7, 2004 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. As of the Record date, 142,051,496 shares of the Company's Common Stock were issued and outstanding. A majority of all outstanding shares of Common Stock must be present or represented by proxy at the meeting in order to constitute a quorum to conduct business at the Annual Meeting.

IT IS IMPORTANT THAT ALL OF OUR STOCKHOLDERS BE REPRESENTED AT OUR ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. STOCKHOLDERS, WHETHER PLANNING TO ATTEND THE MEETING IN PERSON OR NOT, ARE REQUESTED TO PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE REPRESENTATION AT THE MEETING. PROXIES ARE REVOCABLE BY HOLDERS AT ANY TIME PRIOR TO BEING VOTED AT THE ANNUAL MEETING AND STOCKHOLDERS OF RECORD WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY NOTIFY US AT THE MEETING.

                                             By Order of the Board of Directors,

                                             /s/ William E. Marshall

                                             William E. Marshall
                                             SECRETARY

Vista, California
June 9, 2004

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................1

ELECTION OF DIRECTORS.........................................................2

BOARD MEETINGS AND COMPENSATION...............................................4

BENEFICIAL OWNERSHIP OF COMMON STOCK..........................................5

EXECUTIVE OFFICERS............................................................5

EXECUTIVE COMPENSATION........................................................7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................9

ANNUAL REPORT.................................................................9

INDEPENDENT ACCOUNTANTS.......................................................9

SHAREHOLDER PROPOSALS........................................................10

OTHER MATTERS................................................................10

                           JAVO BEVERAGE COMPANY, INC.

                              1311 Specialty Drive
                             Vista, California 92081
                                  _____________

                               Proxy Statement for
                       the Annual Meeting of Stockholders
                                  _____________

                           Meeting Date: July 29, 2004

GENERAL INFORMATION

We are soliciting proxies on behalf of the Company's Board of Directors, for use at the Company's annual meeting of stockholders on July 29, 2004, at 4:00 p.m. local time, or at any adjournments or postponements of the annual meeting (the "Annual Meeting"). The Annual Meeting will be held at Big Canyon Country Club located at One Big Canyon Drive, Newport Beach, California 92660. We intend to mail this proxy statement and accompanying proxy card on or about June 21, 2004 to all stockholders entitled to vote at the Annual Meeting. The record date for the Annual Meeting is the close of business on June 7, 2004 (the "Record Date").

VOTING RIGHTS AND OUTSTANDING SHARES

Whether or not you plan to attend the Annual Meeting in person, please return a proxy indicating how you wish your shares to be voted as promptly as possible. You may return a proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid envelope provided. Only holders of record of the Company's common stock, par value $0.001, (the "Common Stock") on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. At the Record Date, there were 142,051,496 shares of the Company's Common Stock issued and outstanding.

The presence, either in person or by proxy, of persons entitled to vote a majority of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Brokers who hold shares in street name for customers do not have the authority to vote on certain non-routine items when they have not received instructions from beneficial owners ("broker non-votes"). The election of Directors being voted upon at the upcoming Annual Meeting, however, is considered routine and brokers may vote on the election of Directors without instructions from the beneficial owners. Any broker non-votes, abstentions or votes against a nominee shall not have any legal effect, but shall be counted for purposes of determining a quorum.

The nine nominees for Director receiving the highest number of votes at the Annual Meeting will be elected. The stockholders each can cast one (1) vote per share of Common Stock FOR up to nine (9) individuals who are nominated for election. If a stockholder notifies the Secretary before the voting for Directors of the stockholder's intention to cumulate votes, votes will be cumulated for the election of Directors. In that case, each stockholder will have a number of votes for Directors equal to the product of nine and the number of votes they otherwise would have, and may cast those votes for one nominee or allocate such votes among more than one nominee, and the proxy named in the proxy card is also authorized to cumulate and allocate the votes cast by the proxy in his discretion. A return of a proxy giving authority to vote for the nominees named in this Proxy Statement will also give discretion to the proxies to vote shares cumulatively for one or more nominees so as to elect the maximum number of Directors recommended by the Board of Directors.

The Board of Directors recommends a vote "FOR" each of the nominees for election as Directors as set forth in this Proxy Statement. If you sign and return your proxy but do not indicate how you want to vote your shares, then your shares will be voted at the Annual Meeting in accordance with the recommendation of the Board of Directors. By returning the proxy, unless you notify the Secretary of the Company in writing to the contrary, you are also authorizing the proxies to vote with regard to any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Company does not currently know of any such other matter. If there were any such additional matters, the proxies would vote your shares in accordance with the recommendation of the Board of Directors.

If you grant a proxy pursuant to this solicitation, you may revoke it at any time before it is voted. You may revoke your proxy by filing with the Company's Secretary, at the Company's principal executive office at 1311 Specialty Drive, Vista, California 92081, a written notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person; however, attendance at the meeting will not, by itself, revoke your proxy.

SOLICITATION OF PROXIES

The Company will bear the entire cost of solicitation of proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card, and any additional information furnished to stockholders. The Company will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

ELECTION OF DIRECTORS

In accordance with the Company's Bylaws, the Board has fixed the number of Directors constituting the Board at nine. The following persons currently serve and have been nominated to continue to serve as Directors of the Company: Cody
C. Ashwell, William C. Baker, Ronald S. Beard, Jerry W. Carlton, Terry C. Hackett, James R. Knapp, Thomas J. Rielly, Stanley A. Solomon, and Richard B. Specter. Absent his death, resignation, or removal, each of the Directors is to hold office until his successor shall have been elected and qualified or until there is a decrease in the number of Directors. It is intended that each properly executed proxy will be voted "FOR" the election of the nominees, unless the shareholder indicates on the proxy that votes are to be withheld. Although the Board anticipates that the nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

The following persons currently serve as Directors of the Company and have been nominated for election at the 2004 Annual Meeting to continue to serve as Directors of the Company:

NAME                     RELATION TO COMPANY                              AGE    DIRECTOR SINCE
------------------------ ------------------------------------------------ ------ ---------------------
Cody C. Ashwell          Chairman and Chief Executive Officer             33     September 4, 2001
William C. Baker         Director                                         71     January 15, 2004
Ronald S. Beard          Director                                         65     January 15, 2004
Jerry W. Carlton         Director                                         62     January 15, 2004
Terry C. Hackett         Director                                         56     January 15, 2004
James R. Knapp           Director                                         68     January 15, 2004
Thomas J. Rielly         Director                                         52     January 15, 2004
Stanley A. Solomon       Director                                         63     January 15, 2004
Richard B. Specter       Director                                         51     January 15, 2004

BIOGRAPHICAL INFORMATION OF NOMINEES

Cody C. Ashwell, age 33, has served as the Company's Chairman and CEO since September 4, 2001 and is a member of the Executive Committee. Prior to September 2001, Mr. Ashwell acted as a consultant to the Company and has held a major stake in the Company since 1999. Prior to joining Javo, Mr. Ashwell was managing partner of Ashwell, Marshall & Associates, a financial services consulting firm. Prior to this, he was the founder and principal of a financial and insurance services firm, which was later sold to the Allstate Insurance Corporation.

William C. Baker, age 71, has served as a Director of the Company since January 2004 and is Chairman of the Company's Executive Committee. Mr. Baker has served as a Director of the Callaway Golf Company (NYSE:ELY) since January 1994 and is Chairman of its Finance Committee. Mr. Baker also serves as a Director of La Quinta Corporation (NYSE:LQI), Public Storage, Inc. (NYSE:PSA) and California Pizza Kitchen, Inc. (NASDAQ:CPKI). Previously, Mr. Baker was the Chairman and Chief Executive Officer of the Los Angeles Turf Club, Inc., a subsidiary of Magna International, Inc., Chairman and Chief Executive Officer of The Santa Anita Companies, Inc., Chairman of Santa Anita Realty Enterprises, Inc. and Chairman, President and Chief Executive Officer of Santa Anita Operating Company. Mr. Baker also served as President and a Director of Red Robin International, Inc. (a restaurant chain) from May 1993 to May 1995. He was the principal shareholder and Chief Executive Officer of Del Taco, Inc. from 1977 until it was sold in 1988 and the President of Macco Corporation from 1967 to 1970. Mr. Baker received his law degree in 1957 from the University of Texas.

Ronald S. Beard, age 65, has served as a Director of the Company since January 2004. Mr. Beard is currently a partner in the Zeughauser Group, consultants to the legal industry. Mr. Beard is also a Director of Callaway Golf Company (NYSE:ELY). He chairs Callaway's Audit, Nominating, and Corporate Governance Committees and serves as its lead independent director. Mr. Beard is a retired former partner of the law firm of Gibson, Dunn & Crutcher LLP. He joined the firm in 1964, served as Chairman of the firm from April 1991 until December 2001, and was also its Managing Partner from April 1991 until mid-1997. Mr. Beard served as Callaway Golf Company's General Outside Counsel from 1998 until he joined its Board of Directors. He received his law degree in 1964 from Yale Law School.

Jerry W. Carlton, age 62, has served as a Director of the Company since January 2004. Mr. Carlton is an attorney specializing in tax and general business law and has been a partner in O'Melveny & Myers L.L.P. for 30 years. As Managing Partner of the firm's Orange County office for 15 years, Mr. Carlton handled hospital acquisitions and divestitures and was responsible for all legal aspects of a large managed care entity. Mr. Carlton has served as a director of numerous public and privately-held companies and on the boards of several charitable organizations, including: Phoenix House, Prentice Day School, Willametta K. Day Foundation, Arlington Investment Company, Vicente Management Company and the Foley Timber Company, Oakmont Corporation and Fibres International. Mr. Carlton earned his law degree from the University of Texas in 1967.

Terry C. Hackett, age 56, has served as a Director of the Company since January 2004. Mr. Hackett is the President and a partner in Hackett Management Corporation, a real estate management company specializing in retail properties. For fifteen years, Mr. Hackett sat on the Board of Directors of Knott's Berry Farm Foods, which manufactured preserves, salad dressings, and other products for distribution throughout the United States. The company was sold to ConAgra in 1995. Mr. Hackett sat on the Board of the parent company, Knott's Berry Farm, which was involved in the theme park, retail and food service businesses. He was the representative for the Knott family on the Board of Cedar Fair LP (NYSE:FUN), which acquired Knott's and has theme parks and retail sales and food service operations at 12 locations throughout the U.S. Mr. Hackett has a degree in business finance from the University of Southern California School of Business and earned his law degree from the University of Southern California School of Law.

James R. Knapp, age 68, has served as a Director of the Company since January 2004 and is a member of the Company's Executive Committee. Mr. Knapp has served as the Chairman of The Brookhollow Group, a real estate investment and industrial and commercial development firm, since 1980. Mr. Knapp currently serves as a director of Ameritas Life Insurance Corporation (formerly Bankers Life Nebraska) and Ameritas Acacia Mutual Holding Company. From 1975 to 1980, Mr. Knapp served as Executive Vice President and Director of Pacific Enterprises (Formerly Pacific Lighting Corporation), the largest gas distribution company in the United States, where he was in charge of the financial and legal affairs of the company (corporate finance, gas supply finance, law, accounting and administration) as well as non-utility operations (real estate development, agriculture and equipment leasing). From 1971 to 1975, Mr. Knapp was Group Vice President of Pacific Enterprises in charge of non-utility operations. From 1969 to 1971, he was President and Co-Founder of Dunn Properties Corporation, a developer of industrial properties in California, Texas, Georgia and Colorado. From 1961 to 1969, he was a partner in the law firm of Kalmbach, DeMarco, Knapp & Chillingworth. Prior to that, he was a partner and associate in the law firm of Kindel and Anderson. Mr. Knapp received a degree in Economics from Stanford University and law degree from Hastings College of the Law.

Thomas J. Rielly, age 52, has served as a Director of the Company since January 2004. Mr. Rielly is the founder of Rielly Homes, a California-based development company that has built over 3,000 residences and commercial buildings throughout Southern California. As President of Rielly Homes, Mr. Rielly is directly involved in all aspects of real estate development including land acquisition, financing, lender-joint venture relationships, project design, construction, leasing and sales of properties. Prior to founding Rielly Homes, Mr. Rielly served for eight years as Executive Vice President and Chief Operating Officer of BCE Development, Inc.'s United States operations where he managed a staff of 370 and assets exceeding $2.5 billion.

Stanley A. Solomon, age 63, has served as Director of the Company since January 2004. Mr. Solomon is a Certified Public Accountant currently operating a professional practice specializing in providing tax consulting services. Previously, Mr. Solomon was a partner in the national accounting firm of Kenneth Leventhal & Company. Mr. Solomon has served as an outside director of two publicly traded corporations. He earned a B.S. degree in accounting from Hunter College and a law degree from Brooklyn Law School.

Richard B. Specter, age 51, has served as a Director of the Company since January 2004. Mr. Specter is a partner in the Southern California law firm of Corbett & Steelman. Mr. Specter has served as a litigator for over twenty-five years with extensive experience in both Federal and State courts. He has acted as lead counsel in major litigation involving franchise disputes, distribution rights, unfair competition and trademark issues. He has also been involved in antitrust matters affecting the petroleum, sports and newspaper industries, Federal and State securities claims, and commercial transactions. Mr. Specter's trial experience includes the areas of product liability, business disputes, real estate matters, employment disputes, professional malpractice and banking litigation, and antitrust litigation. Mr. Specter received his B.A. from Washington University and his law degree from George Washington University. Mr. Specter is a member of the Orange County Bar Association, American Bar Association, Pennsylvania Bar Association, Illinois State Bar Association, and Missouri Bar Association.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

BOARD MEETINGS AND COMPENSATION

The Company currently has an executive committee but no compensation, audit, nominating or other committees. During fiscal year 2003, our Board of Directors held five meetings. In fiscal year 2003, all of the members of the Board of Directors attended at least 75% of the meetings that were held while such person served on the Board.

During fiscal year 2003, the Company had three Directors all of whom were employees and officers of the Company and were not compensated for their services as Directors or members of any committees. In January 2004, two of these three Directors stepped down from the Board and were replaced by eight non-employee Directors, who, along with Chairman, Cody C. Ashwell, comprise the Company's current nine person Board. The eight non-employee Directors have each received a grant of 150,000 shares of the Company's restricted Common Stock as compensation for joining the Company's Board. All of the Directors participated in the consideration of the Director nominees named in this proxy statement. As our Board of Directors believed it appropriate under the circumstances to nominate all of the current Directors for reelection, accordingly our Board believes that having a nominating committee would be unnecessary and inexpedient.

Stockholders can send written communications to our Board of Directors c/o William Marshall, General Counsel of the Company, addressed to our principal office at 1311 Specialty Drive, Vista, California 92081. All such communications will be relayed to the members of the Board.

Our Board of Directors welcomes and encourages all Directors to attend our annual meetings of stockholders, but such attendance is not mandatory. Last year's annual meeting was attended by three Directors, which comprised one hundred percent of the Directors who served on our Board at the time.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of the Record Date (except as otherwise may be noted) by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each Director of the Company, (iii) each of the executive officers named in the "Summary Compensation Table" appearing elsewhere in this Proxy Statement ("named executive officer") and (iv) all Directors of the Company, named executive officers and other executive officers of the Company as a group.

                                                                                    SHARES BENEFICIALLY OWNED
                                                                              ---------------------------------------
                  NAME AND ADDRESS OF BENEFICIAL OWNER (1)                          NUMBER             PERCENT
    ----------------------------------------------------------------------    ------------------- -------------------
    Cody C. Ashwell                                                                   11,504,027         8.1%
    Curci Investments, LLC                                                             8,800,000         6.2%
      P.O. Box 1549 Newport Beach, CA 92659
    Gary Lillian                                                                       1,000,000         0.7%
    Stephen F. Corey                                                                   1,733,334         1.2%
    Richard A. Gartrell                                                                2,000,002         1.4%
    William E. Marshall                                                                2,500,300         1.8%
    William C. Baker                                                                   6,950,000         4.9%
    Ronald S. Beard (2)                                                                  300,000         0.2%
    Jerry W. Carlton                                                                   1,200,000         0.8%
    Terry C. Hackett (3)                                                               1,350,000         0.9%
    James R. Knapp (4)                                                                 2,250,000         1.6%
    Thomas J. Rielly (5)                                                               5,400,000         3.8%
    Stanley A. Solomon                                                                   450,000         0.3%
    Richard B. Specter (6)                                                               675,000         0.5%
    All Directors, named executive officers and other executive officers              46,112,663        32.3%
      as a group (14 persons)

(1) Except as otherwise indicated, the mailing address for all persons shown on this table is c/o Javo Beverage Company, Inc., 1311 Specialty Drive, Vista, California 92081. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, to the knowledge of the Company each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by that shareholder.
(2) Includes 150,000 shares held by the Ronald S. & Karin G. Beard Trust and 150,000 shares held by Mr. Beard.
(3) Includes 1,200,000 shares held by The Hackett Family Trust and 150,000 shares held by Mr. Hackett.
(4) Includes 2,100,000 shares held by Knapp Co. of which Mr. Knapp is the controlling partner and 150,000 shares held by Mr. Knapp
(5) Includes 3,000,000 shares held by T.R. Co., of which Mr. Rielly is the president and controlling stockholder, 2,250,000 shares held by the T&J Rielly Revocable Trust, and 150,000 shares held by Mr. Rielly.
(6) Includes 150,000 shares held by Richard B. Specter with the remainder held jointly by Richard B. Specter and Jill O. Specter.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. The following table lists the names, ages, tenure and titles of the Company's current officers.

NAME                      POSITION WITH COMPANY                                                    AGE     OFFICER SINCE
Cody C. Ashwell           Chairman and Chief Executive Officer                                     33      September 4, 2001
Gary A. Lillian           President                                                                48      January 3, 2002
Stephen F. Corey          Senior Vice-President of Research & Development;                         48      November 1, 1998
Richard A. Gartrell       Chief Financial Officer                                                  55      September 4, 2001
William E. Marshall       Sr. Executive Vice President of Operations, General Counsel, Corporate   33      January 3, 2002
                          Secretary

Cody C. Ashwell, age 33, has served as the Company's Chairman and CEO since September 4, 2001 and is a member of the Executive Committee. Prior to September 2001, Mr. Ashwell acted as a consultant to the Company and has held a major stake in the Company since 1999. Prior to joining Javo, Mr. Ashwell was managing partner of Ashwell, Marshall & Associates, a financial services consulting firm. Prior to this, he was the founder and principal of a financial and insurance services firm, which was later sold to the Allstate Insurance Corporation.

Gary A. Lillian, age 48, is Javo Beverage Company's President, responsible for the company's commercial strategy and the development of key industry alliances. Prior to becoming Javo's President in January of 2002, Mr. Lillian held executive level sales and marketing positions at consumer products companies including PepsiCo, Ford Motor Company, Pennzoil-Quaker State and The Clorox Company. In those positions, Lillian directed multimillion-dollar marketing and turn-around efforts with highly profitable results. He also founded start-up companies, including a beverage company and a packaged food company, which was later sold to Nestle. Lillian earned a bachelor's and a master's degree in business administration from Northwestern University.

Stephen F. Corey, age 48, is the founder of Javo Beverage Company. Mr. Corey currently holds the position of Senior Vice President responsible for research and development and supervision of Javo's product development programs. Mr. Corey served as the Company's corporate secretary until March 26, 2002. Mr. Corey performed years of scientific research on coffee varieties and coffee processing systems, extraction processes, blend creation, equipment design, and product stabilization to create Javo's proprietary brewing technology. His experience has allowed him to tailor the company's products to have broad commercial appeal. Corey studied chemistry, physics and engineering at the College of Idaho.

Richard A. Gartrell, age 55, has served as the Company's Chief Financial Officer since the fall of 2001 and acted as a consultant to the Company for two years prior to that. A certified public accountant with more than 28 years of accounting experience, Mr. Gartrell has acted successfully in the position of chief financial officer at several mid-cap companies, most recently, AMX Resorts, Inc. Mr. Gartrell is qualified as an expert witness in forensic accounting and holds a Bachelor of Science degree in accounting from Colorado State University.

William E. Marshall, age 33, is the Company's Executive Vice President of Operations and General Counsel and, since March, 2002, the Company's corporate secretary. Prior to becoming General Counsel in January of 2002, Mr. Marshall served as the Company's Chief Administrative Officer. Mr. Marshall became an Executive Vice President on September 3, 2002. Prior to joining Javo Beverage Company in the summer of 2001, he was a partner in Ashwell, Marshall & Associates, a financial services consulting firm. A member of the California State Bar, Mr. Marshall received his law degree from the University of California at Los Angeles School of Law.

                             EXECUTIVE COMPENSATION

The following table shows the compensation paid over the past three fiscal years with respect to the Company's officers as of the end of the 2003 fiscal year. No other officers or Directors received an annual salary or bonus exceeding $100,000.

                                                Summary Compensation Table
____________   _________   _________   _________   _________   _____________   _________   _________   _________

                                                                                   Long Term Compensation
____________   _________   _________   _________   _________   _____________   _________   _________   _________

                               Annual Compensation                         Awards                Payouts
____________   _________   _________   _________   _________   _____________   _________   _________   _________

                   (b)         (c)        (d)         (e)           (f)           (g)         (h)         (i)
____________   _________   _________   _________   _________   _____________   _________   _________   _________

                                                     Other                     Securities                 All
   Name &                                            Annual     Restricted     Underlying                Other
  Principal                Salary ($)  Bonus ($)    Compensa      Stock         Options/     LTIP       Compen-
  Position        Year                                tion       Award(s)        SARs(#)   Payouts($)  sation($)
____________   _________   _________   _________   _________   _____________   _________   _________   _________

   CEO &         2003      $180,000       None        None       None             None        None        None
 Chairman        2002      $182,500
Cody Ashwell     2001        None         None        None       Note (3)         None        None        Note
____________   _________   _________   _________   _________   _____________   _________   _________   _________

 President       2003      $180,000       None        None       None             None        None        None
Gary Lillian     2002      $144,000       None        None       Note (4)         None        None        Note
____________   _________   _________   _________   _________   _____________   _________   _________   _________

     CFO         2003      $180,000       None        None       None             None        None        None
 Richard         2002      $144,000       None        None       Note (5)         None        None        Note
 Gartrell
____________   _________   _________   _________   _________   _____________   _________   _________   _________

    EVP          2003      $144,000       None        None       None             None        None
 William         2002      $126,000       None        None       Note (6)         None        None        None
 Marshall
____________   _________   _________   _________   _________   _____________   _________   _________   _________

    SVP          2003      $144,000       None        None       None             None        None         None
Stephen Corey    2002      $156,200       None        None       None             None        None         None
                 2001      $ 41,850       None        None       Note (1)         None        None         None
____________   _________   _________   _________   _________   _____________   _________   _________   _________
 Former CEO &    2001      $ 26,188       None        None       425,000          None        None         None
  former
 Director,
Kurt Toneys (2)
____________   _________   _________   _________   _________   _____________   _________   _________   _________

Note (1) Stephen Corey received 2,121,654 shares of restricted Common Stock in
         September 2001 as payment for past salaries and benefits accrued but unpaid in the amount of $84,866. In addition, in January 2002 Mr. Corey was issued 3,040,646 shares of restricted Common Stock subject to forfeiture in accordance with the terms of his five-year employment agreement. In March and April 2003, Mr. Corey returned a total of 5,500,000 shares of restricted Common Stock to the Company treasury. The shares returned to treasury included all the above-mentioned shares.

Note (2) Kurt Toneys purchased 2,850,000 shares of Common Stock in February 2000 for $0.185 per share with two ten year promissory notes totaling $534,375 carrying interest at 6% per annum. In 2002, the Company agreed with Mr. Toneys to have him return to the Company 2,862,600 shares of restricted Common Stock in return for issuance of warrants for purchase 2,925,100 shares of Common Stock at $0.1875 and the cancellation of the promissory notes totaling $534,375.

Note (3) Cody Ashwell received 2,842,975 shares of restricted Common Stock in
         September 2001 as payment for expenses paid on behalf of the Company in the amount of $113,719 in lieu of cash reimbursement. In January 2002, Mr. Ashwell was issued 5,000,000 of restricted Common Stock subject to forfeiture in accordance with the terms of his five-year employment agreement. Also in January 2002, Mr. Ashwell was issued 11,689,448 shares of restricted Common Stock in payment of amount owed him by the Company for expenses and past services. In March 2003, Mr. Ashwell returned a total of 13,500,000 shares of the above-mentioned restricted Common Stock to the Company treasury.

Note (4) In January 2002, Mr. Lillian was issued 4,900,000 of restricted Common
         Stock subject to forfeiture in accordance with the terms of his five-year employment agreement. Also in January 2002, Mr. Lillian was issued 2,600,000 shares of restricted Common Stock in payment of amount owed him by the Company for expenses and past services. In March 2003, Mr. Lillian returned a total of 6,500,000 shares of the above mentioned restricted Common Stock to the Company treasury.

Note (5) In January 2002, Mr. Gartrell was issued 3,500,000 of restricted Common
         Stock subject to forfeiture in accordance with the terms of his five-year employment agreement. Also in January 2002, Mr. Gartrell was issued 3,000,000 shares of restricted Common Stock in payment of amount owed him by the Company for expenses and services. In March 2003, Mr. Gartrell returned a total of 5,500,000 shares of the above-mentioned restricted Common Stock to the Company treasury.

Note (6) William Marshall received 1,606,975 shares of restricted Common Stock in September 2001 as repayment for expenses paid on behalf of the Company in the amount of $64,279 in lieu of cash reimbursement. In January 2002, Mr. Marshall was issued 1,000,000 of restricted Common Stock subject to forfeiture in accordance with the terms of his five-year employment agreement. Also in January 2002, Mr. Marshall was issued 4,893,025 shares of restricted Common Stock in payment of amount owed him by the Company for loans, expenses and services. In March 2003, Mr. Marshall returned a total of 5,000,000 shares of the above-mentioned restricted Common Stock to the Company treasury.

EQUITY COMPENSATION PLAN INFORMATION

                                             NUMBER OF SHARES TO BE      WEIGHTED AVERAGE           NUMBER OF SHARES
                                             ISSUED UPON EXERCISE OF     EXERCISE PRICE OF          REMAINING AVAILABLE FOR
                                             OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS        FUTURE ISSUANCE UNDER
                                             WARRANTS, AND RIGHTS        WARRANTS AND RIGHTS        EQUITY COMPENSATION PLANS
                                             --------------------        -------------------        -------------------------
                                                                                                    (1)
Equity compensation plans approved by        0                           --                         0
shareholders
Equity compensation plans not approved by    4,775,100(2)(3)             --                         0
shareholders
Total

(1) Excludes number of shares to be issued upon exercise of outstanding options.
(2) 1,850,000 of these warrants relate to compensation to consultants. Of these, 937,645 are reserves for warrants that could potentially be but have not yet been earned and issued pursuant to agreements with the consultants based on consultants' attaining certain performance objectives. The remaining 2,925,100 warrants were issued pursuant to a restructuring and settlement of prior compensation issues with former officer of the Company, Kurt Toneys.
(3) No formal equity compensation plan exists at Javo Beverage Company, Inc. for current or future employees at this time. Javo has in the past, as a part of employee compensation, issued negotiated amounts of Common Stock to certain employees pursuant to employment agreements providing that all or most all of the shares are subject to a right of the Company to cancel the shares. This right of cancellation lapses or expires as to portions of these shares according to a vesting schedule thereby resulting in the issued shares vesting in the employee per the schedule. Other issuances to consultants for services have been made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March of 2003, the Company entered into an agreement with R.J. Kofoed & Associates for services relating to the development of distribution for the Company's products. To date, the agreement has resulted in compensation to R.J. Kofoed & Associates in the amount of $67,156.00, the majority of which was paid in the form of restricted Common Stock. The agreement is expected to result in additional future cash compensation paid by the Company. Richard Kofoed, the President of R.J. Kofoed & Associates, is the son-in-law of William C. Baker, a current Director of the Company and nominee for re-election to the Board. At the time the Company entered into the agreement with R.J. Kofoed and Associates, Mr. Baker was not a Director of the Company.

On February 18, 2000, Mr. Kurt Toneys, then Director and executive officer, purchased 2,850,000 shares of our Common Stock for $0.1875 per share by executing two promissory notes totaling $534,375, bearing interest at six percent per annum and due in February 2009. Mr. Toneys left the Company in August 2001. In June of 2002, the Company entered into an agreement with Mr. Toneys settling all matters relating to Mr. Toneys compensation and reimbursements and the promissory notes including interest owed. Mr. Toneys surrendered 1,750,100 of the 2,212,500 shares of Common Stock he held subject to the note and retained 462,400 shares. The Company issued Mr. Toneys 2,925,100 three-year warrants at a strike price equal to his original purchase price of $0.1875 cents per share, extinguished the promissory notes, and paid him $35,000 in cash.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own beneficially more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms concurrently when they file them with the SEC.

To the Company's knowledge, based solely on its review of the copies of Section 16(a) forms and other specified written representations furnished to the Company during the most recent fiscal year, none of the Company's officers, directors or greater than ten-percent beneficial owners known to the Company failed to file in a timely manner Section 16(a) reports during or with respect to fiscal year 2003.

ANNUAL REPORT

A copy of the Company's 2003 Annual Report, including financial statements, is being mailed with this Proxy Statement to shareholders of record on the Record Date, but such report is not incorporated herein and is not deemed to be a part of this Proxy Statement.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY AT Javo Beverage Company, Inc., ATTN: WILLIAM E. MARSHALL, CORPORATE SECRETARY, 1311 SPECIALTY DRIVE, VISTA, CA 92081.

INDEPENDENT ACCOUNTANTS

During the past fiscal year, the Company's audit services were provided by Hurley & Company. A representative of Hurley & Company is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

AUDIT FEES. During fiscal years 2002 and 2003, respectively, Hurley & Company billed the Company $21,001.00 and $32,000.00 for audit fees.

AUDIT-RELATED FEES. During the past two fiscal years, our independent accountants billed us for no audit-related fees.

TAX FEES. During the past two fiscal years, our independent accountants billed us for no tax fees.

ALL OTHER FEES. During the past two fiscal years, our independent accountants billed us for no other fees.

Our Board of Directors considered whether our auditors' provision of other professional services for us was incompatible with maintaining the independent auditor's independence, and our Board determined that there were no other professional services that were provided for us by our auditor that would be incompatible with the auditor,s independence.

Our Board of Directors does not have an audit committee. The Board itself periodically approves the engagement of an auditor and audit fees. Our Board has an informal policy that all of the fees charged by our auditors will be approved based upon an estimate provided by the auditor. In the 2003 fiscal year, our Board pre-approved the fees in this manner. In the last two fiscal years, our Board only approved auditors' fees before the fees were earned. The Board does not serve as an audit committee and does not perform similar functions. Although our Board has minor involvement with overseeing the audit, our Board believes that concentrating its efforts on the areas of strategic planning, marketing and sales, rather than on the audit, is currently in the Company's best interests given this stage in the Company's development and the experience of our finance and accounting staff. Accordingly, our Board of Directors has not yet formally determined whether any Director is an audit committee financial expert.

SHAREHOLDER PROPOSALS

If a shareholder desires to nominate someone for election to the Board of Directors at, or to bring any other business before, the 2005 annual meeting of stockholders, then, in addition to any other applicable requirements, such shareholder must give timely written notice of the matter to the Secretary of the Company. To be timely, written notice must be delivered to the Secretary at the principal executive offices of the Company not less than 120 days before July 29, 2005. However, in the event that the date of the 2005 annual meeting is more than 30 days before or after July 29, 2005, then such notice to be timely must be received by the Secretary of the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2005 annual meeting.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, however, the persons appointed in the accompanying proxy are authorized and intend to vote the shares represented thereby in accordance with their best judgment.

                                             By Order of the Board of Directors,

                                             /s/ William E. Marshall

                                             William E. Marshall
                                             SECRETARY

Vista, California
June 9, 2004

                           JAVO BEVERAGE COMPANY, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held July 29, 2004 and the Proxy Statement furnished with this card and constitutes and appoints Cody C. Ashwell (SEE NOTE BELOW), with full power of substitution, the true and lawful attorney and proxy of the undersigned to attend the Annual Meeting of Javo Beverage Company, Inc. (the "Company") to be held at 4:00 p.m. (PDT) on Thursday, July 29, 2004, at Big Canyon Country Club located at One Big Canyon Drive, Newport Beach, California 92660, and any adjournments or postponements thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

                     _______________________________________

1. ELECTION OF DIRECTORS: 01 Cody C. Ashwell, 02 William C. Baker, 03 Ronald S. Beard, 04 Jerry W. Carlton, 05 Terry C. Hackett, 06 James R. Knapp, 07 Thomas J. Rielly, 08 Stanley A. Solomon, 09 Richard B. Specter

FOR all nominees listed       WITHHOLD AUTHORITY       (INSTRUCTION: To withhold
(except any individual        to vote for all          authority to vote for
as marked to the contrary)    nomiees listed           nominee, write the
                                                       nominee's name on the
                                                       line provided below.)
    [  ]                            [  ]
                                          ______________________________________

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

  (PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Special Meeting and Proxy Statement for the meeting.

                                    Date _______________________________________

                                    ____________________________________________
                                    Name (please type or print)

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature, if held jointly

When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.